UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
July 25, 2019

Brown-Forman Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-00123	61-0143150
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

850 Dixie Highway, Louisville, Kentucky	40210
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (502) 585-1100

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock (voting) $0.15 par value	BFA	New York Stock Exchange
Class B Common Stock (nonvoting) $0.15 par value	BFB	New York Stock Exchange
1.200% Notes due 2026	BF26	New York Stock Exchange
2.600% Notes due 2028	BF28	New York Stock Exchange

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On July 25, 2019, Brown-Forman Corporation (the "Company") held its 2019 Annual Meeting of Stockholders (the "Annual Meeting"). The matter submitted to a vote of the Class A common stockholders at the Annual Meeting and the voting results of such matter are as follows:

Election of Directors

The Company's Class A common stockholders elected each of the director nominees proposed by the Company's Board of Directors to serve until the next Annual Meeting of Stockholders or until such director's successor is duly elected and qualified. The following is a breakdown of the voting results:

Name of Nominee	For	Against	Abstain	Broker Non-Votes
Patrick Bousquet-Chavanne	157,157,956	890,352	35,243	—
Campbell P. Brown	155,999,677	2,060,869	23,005	—
Geo. Garvin Brown IV	155,593,910	2,466,529	23,112	—
Stuart R. Brown	156,406,755	1,662,687	14,109	—
Bruce L. Byrnes	157,160,377	888,460	34,714	—
John D. Cook	157,014,470	1,038,629	30,452	—
Marshall B. Farrer	155,971,071	2,088,844	23,636	—
Laura L. Frazier	156,362,516	1,670,189	50,846	—
Kathleen M. Gutmann	157,291,808	758,170	33,573	—
Augusta Brown Holland	156,388,977	1,669,997	24,577	—
Michael J. Roney	157,792,235	252,533	38,783	—
Tracy L. Skeans	157,282,144	764,031	37,376	—
Michael A. Todman	156,896,843	1,155,887	30,821	—
Lawson E. Whiting	156,173,389	1,894,459	15,703	—

Item 7.01. Regulation FD Disclosure.

On July 25, 2019, the Company issued a press release commenting on its fiscal 2019 performance and announcing that at its Annual Meeting the Company's Class A common stockholders elected directors for the coming year. A copy of this press release is attached hereto as Exhibit 99.1.

The information furnished pursuant to this Item 7.01 (and the related information in Exhibit 99.1) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), as amended, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description
99.1	Brown-Forman Corporation Press Release dated July 25, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BROWN-FORMAN CORPORATION
(Registrant)

Date: July 25, 2019	/s/ Jaileah X. Huddleston
Jaileah X. Huddleston
Vice President, Assistant General Counsel & Assistant Corporate Secretary